                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                               Amendment No. 2 to

                                    FORM 8-K

                Dated April 21, 1999, as filed on April 26, 1999

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 April 21, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             AMKOR TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


           0-29472                                       23-1722724
    ---------------------                  ------------------------------------
    (Commission File No.)                  (IRS Employer Identification Number)


                              1345 Enterprise Drive
                             West Chester, PA 19380
                                 (610) 431-9600
                    ----------------------------------------
                    (Address of Principal Executive Offices)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        The following financial statements and exhibits are filed as part of this Report:

      (a) Financial statements of Kwangju Packaging business of Anam Semiconductor, Inc. ("K4")

        (i) Financial statements of K4 for the year ended December 31, 1998 were previously filed with this report on April 26, 1999 and are incorporated herein by reference.

        (b) Pro forma financial information.

            (i) Pro forma financial information for the year ended December 31, 1998.

            (ii) Pro forma financial information for the three month period ended March 31, 1999.

                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

     The unaudited pro forma consolidated balance sheets as of March 31, 1999 and December 31, 1998 give effect to the Transaction as if it had occurred on March 31, 1999 and December 31, 1998, respectively. The unaudited pro forma consolidated income statements for the three months ended March 31, 1999 and the year ended December 31, 1998 give effect to the Transaction as if it had occurred on January 1, 1999 and January 1, 1998, respectively.

     We have used the purchase method of accounting in accordance with APB Opinion No. 16 to prepare the accompanying unaudited pro forma consolidated financial information. Under this method of accounting, we allocated the $575.0 million aggregate purchase price of K4, plus $7.0 million of assumed employee benefit liabilities, to specific assets acquired and liabilities assumed based on their estimated fair values. The purchase price does not include $20.3 million of estimated transaction fees and expenses. The balance of the purchase price of K4 represents the excess of cost over net assets acquired. We have estimated the preliminary fair value of K4's assets and liabilities based on a draft appraisal. We will determine the final allocation of the purchase price based upon the receipt of the final appraisal. We have not completed all of the work required to fully evaluate the assets acquired and liabilities assumed as of the date of this filing. Accordingly, we may not finalize purchase accounting adjustments for up to one year after the closing.

     We have prepared the unaudited pro forma consolidated financial information in accordance with U.S. GAAP. These principles require us to make extensive use of estimates and assumptions that affect: (1) the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and (2) the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The unaudited pro forma consolidated income statements for the three months ended March 31, 1999 and the year ended December 31, 1998 is not necessarily indicative of our future operating results.

     You should read the unaudited pro forma consolidated financial information in conjunction with our consolidated financial statements and the notes thereto and the financial statements of K4 and the notes thereto, included elsewhere in other filings.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 1998

                                                                       PRO FORMA      PRO FORMA
                                                                      ADJUSTMENTS    ADJUSTMENTS
                                              AMKOR          K4         FOR K4         FOR THE      PRO FORMA
                                            HISTORICAL   HISTORICAL   ACQUISITION     OFFERING     AS ADJUSTED
                                            ----------   ----------   -----------    -----------   -----------
                                                                      (IN THOUSANDS)
ASSETS
Cash and cash equivalents.................  $  227,587    $     --     $      --      $ 29,714(a)  $  257,301
Short-term investments....................       1,000          --            --            --          1,000
Accounts receivable:
  Trade...................................     109,243       2,615        (2,615)(b)        --        109,243
  Due from affiliates.....................      25,990       2,253        (2,253)(b)        --         25,990
  Other...................................       5,900         745          (745)(b)        --          5,900
Inventories...............................      85,628       1,762            --            --         87,390
Other current assets......................      16,687       2,111            --            --         18,798
                                            ----------    --------     ---------      --------     ----------
         Total current assets.............     472,035       9,486        (5,613)       29,714        505,622
                                            ----------    --------     ---------      --------     ----------
Property, plant and equipment, net........     416,111     469,392      (172,092)(d)        --        713,411
                                            ----------    --------     ---------      --------     ----------
Investments...............................      25,476          --            --            --         25,476
                                            ----------    --------     ---------      --------     ----------
Other assets:
  Excess of cost over net assets
    acquired..............................      24,595          --       280,794 (c)        --        305,389
  Due from affiliates.....................      28,885         401          (401)(b)        --         28,885
  Other...................................      36,495         639          (639)(b)    20,286(e)      56,781
                                            ----------    --------     ---------      --------     ----------
         Total other assets...............      89,975       1,040       279,754        20,286        391,055
                                            ----------    --------     ---------      --------     ----------
         Total assets.....................  $1,003,597    $479,918     $ 102,049      $ 50,000     $1,635,564
                                            ==========    ========     =========      ========     ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term borrowings and current portion
  of long-term debt.......................  $   38,657    $295,454     $(295,454)(b)  $     --     $   38,657
Trade accounts payable....................      96,948       7,752        (7,752)(b)        --         96,948
Due to affiliates.........................      15,722          --            --            --         15,722
Bank overdraft............................      13,429          --            --            --         13,429
Accrued expenses..........................      77,004       7,556        (7,556)(b)        --         77,004
Accrued income taxes......................      38,892          --            --            --         38,892
                                            ----------    --------     ---------      --------     ----------
         Total current liabilities........     280,652     310,762      (310,762)           --        280,652
Long-term debt............................      14,846     186,421      (186,421)(b)   625,000(f)     639,846
Convertible subordinated notes............     207,000          --            --            --        207,000
Other noncurrent liabilities..............      10,738       6,967            --            --         17,705
                                            ----------    --------     ---------      --------     ----------
         Total liabilities................     513,236     504,150      (497,183)      625,000      1,145,203
                                            ----------    --------     ---------      --------     ----------
Stockholders' equity:
  Common stock............................         118          --            --            --            118
  Additional paid-in capital..............     381,061          --            --            --        381,061
  Retained earnings.......................     109,738          --            --            --        109,738
  Unrealized losses.......................        (556)         --            --            --           (556)
  Net assets (liabilities)................          --     (24,232)       24,232(b)         --             --
                                            ----------    --------     ---------      --------     ----------
         Total stockholders' equity.......     490,361     (24,232)       24,232            --        490,361
                                            ----------    --------     ---------      --------     ----------
         Total liabilities and
           stockholders' equity...........  $1,003,597    $479,918     $(472,951)     $625,000     $1,635,564
                                            ==========    ========     =========      ========     ==========

---------------------------
(a) Represents remaining cash from the offering after paying the purchase price of K4 and transaction fees and expenses.

(b) Represents the elimination of those assets and liabilities of K4 that we will not acquire or assume as part of the Acquisition.

(c) Represents the excess of the purchase price for K4 over the fair value of net assets acquired.

(d) Represents the excess of book value over fair market value of the property, plant and equipment acquired.

(e) Represents transaction fees and expenses, which we have recorded as deferred financing costs.

(f) Represents the issuance of $425,000 of Senior Notes and $200,000 of Senior Subordinated Notes.

UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                           PRO FORMA      PRO FORMA
                                                                          ADJUSTMENTS    ADJUSTMENTS
                                               AMKOR                        FOR K4         FOR THE      PRO FORMA
                                             HISTORICAL   K4 HISTORICAL   ACQUISITION     OFFERING     AS ADJUSTED
                                             ----------   -------------   -----------    -----------   -----------
                                                                        (IN THOUSANDS)
Net revenues...............................  $1,567,983     $ 90,986       $(81,375)(a)   $     --     $1,577,594
Cost of revenues -- including purchases
  from ASI.................................   1,307,150       77,790        (81,375)(a)         --      1,318,222
                                                                             28,079 (b)
                                                                            (13,422)(c)
                                             ----------     --------       --------       --------     ----------
    Gross profit...........................     260,833       13,196        (14,657)            --        259,372
                                             ----------     --------       --------       --------     ----------
Operating expenses:
  Selling, general and administrative......     119,846        7,200             --             --        127,046
  Research and development.................       8,251        1,166             --             --          9,417
                                             ----------     --------       --------       --------     ----------
         Total operating expenses..........     128,097        8,366             --             --        136,463
                                             ----------     --------       --------       --------     ----------
    Operating income.......................     132,736        4,830        (14,657)            --        122,909
                                             ----------     --------       --------       --------     ----------
Other (income) expense:
  Interest expense, net....................      18,005       44,051        (44,051)(d)     62,975(e)      80,980
  Foreign currency (gain) loss.............       4,493       55,205        (55,205)(d)         --          4,493
  Other (income) expense, net..............       9,503         (271)            --             --          9,232
                                             ----------     --------       --------       --------     ----------
         Total other (income) expense......      32,001       98,985        (99,256)        62,975         94,705
                                             ----------     --------       --------       --------     ----------
    Income (loss) before income taxes and
      minority interest....................     100,735      (94,155)        84,599        (62,975)        28,204
Provision for (benefit from) income
  taxes....................................      24,716           --             --        (15,190)(f)      9,526
Minority interest..........................         559           --             --             --            559
                                             ----------     --------       --------       --------     ----------
    Net income (loss)(g)...................  $   75,460     $(94,155)      $ 84,599       $(47,785)    $   18,119
                                             ==========     ========       ========       ========     ==========
PRO FORMA DATA (UNAUDITED):
  Historical income (loss) before income
    taxes and minority interest............  $  100,735     $(94,155)      $ 84,599       $(62,975)    $   28,204
  Pro forma provision for income
    taxes(g)...............................      29,216           --             --        (15,190)        14,026
                                             ----------     --------       --------       --------     ----------
  Pro forma income before minority
    interest(g)............................      71,519      (94,155)        84,599        (47,785)        14,178
  Historical minority interest.............         559           --             --             --            559
                                             ----------     --------       --------       --------     ----------
  Pro forma net income(g)..................  $   70,960     $(94,155)      $ 84,599       $(47,785)    $   13,619
                                             ==========     ========       ========       ========     ==========

                                               AMKOR                                                  PRO FORMA
                                             HISTORICAL                                              AS ADJUSTED
                                             ----------                                              -----------
BASIC NET INCOME PER COMMON SHARE(g)........ $      .71                                               $      .17
                                             ==========                                               ==========
DILUTED NET INCOME PER COMMON SHARE(g)...... $      .70                                               $      .17
                                             ==========                                               ==========
BASIC PRO FORMA NET INCOME PER COMMON
 SHARE(g)................................... $      .67                                               $      .13
                                             ==========                                               ==========
DILUTED PRO FORMA NET INCOME PER COMMON
 SHARE(g)................................... $      .66                                               $       .13
                                             ==========                                               ==========

---------------------------
(a) We have eliminated the processing charges that we have paid to ASI for services performed for us at the K4 factory under our supply agreements. Because we currently sell substantially all of K4's services, the net revenues from the sale of K4's services to our customers are already reflected in our historical net revenues.

(b) Represents amortization of goodwill related to the Acquisition, assuming a ten-year life.

(c) Represents change in depreciation expense based on adjusted book values of acquired property, plant and equipment.

(d) Represents the elimination of interest expense and foreign currency losses related to debt of K4, which we will not assume as part of the Acquisition.

(e) Represents: (1) interest expense on $625,000 of Notes at an assumed weighted average interest rate of 9.65% and (2) $2,593 of amortization of deferred debt issuance costs, which are amortized over the life of the respective debt.

(f) Represents an income tax benefit due to the pro forma adjustment for interest expense.

(g) Prior to our reorganization in April 1998, our predecessor, AEI, elected to be taxed as an S Corporation under the Code. As a result, AEI did not recognize any provision for federal income tax expense during the period presented. In accordance with applicable SEC regulations, we have presented a pro forma adjustment (unaudited) for income taxes to reflect the additional U.S. federal income taxes that we would have recorded if AEI had been a C Corporation during this period. We used 106,221 shares of common stock to compute basic net income per common share and 116,596 shares of common stock and common stock equivalents to compute diluted net income per common share.

      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 1999
                                 (IN THOUSANDS)

                                               ------------------------------------------------------------------------------------
                                                                                      PRO FORMA          PRO FORMA
                                                                                     ADJUSTMENTS        ADJUSTMENTS
                                                  AMKOR             K4                   FOR              FOR THE        PRO FORMA
                                                HISTORICAL       HISTORICAL         K4 ACQUISITION        OFFERING      AS ADJUSTED
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

Cash & cash equivalents                        $   164,381               --              --              29,714 (a)    $   194,095
Short-term investments                              53,475                                                                  53,475

Accounts Receivable:
   Trade                                           120,754               --              --                  --            120,754
   Affiliates                                        5,058            5,140          (5,140)(b)                              5,058
   Other                                             2,734              639            (639)(b)                              2,734
Inventories                                         84,080            2,271                                                 86,351
Other current assets                                20,021            1,575                                                 21,596
----------------------------------------------------------------------------------------------------------------------------------

        Total current assets                       450,503            9,625          (5,779)             29,714            484,063
----------------------------------------------------------------------------------------------------------------------------------

Property, plant and equipment, net                 426,105          461,116        (163,816)(d)              --            723,405
----------------------------------------------------------------------------------------------------------------------------------

Investments                                         24,897                                                                  24,897
----------------------------------------------------------------------------------------------------------------------------------
Other Assets:
   Excess of cost over net assets acquired          23,825                          280,438 (c)                            304,263
   Due from affiliates                              29,317                               --                                 29,317
   Other assets                                     37,035              805            (805)(b)          20,286 (e)         57,321
----------------------------------------------------------------------------------------------------------------------------------
        Total other assets                          90,177              805         279,633              20,286            390,901
----------------------------------------------------------------------------------------------------------------------------------

        Total assets                           $   991,682      $   471,546     $   110,038         $    50,000        $ 1,623,266
==================================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term borrowings & current portion
  of long-term debt                           $    25,000           69,918          (69,918)(b)                        $    25,000
Trade accounts payable                            100,326            8,057           (8,057)(b)                            100,326
Due to affiliates                                  19,220                                                                   19,220
Bank overdraft                                     11,480                                                                   11,480
Accrued expenses                                   58,336            7,902           (7,902)(b)                             58,336
Accrued income taxes                               35,884                                                                   35,884
----------------------------------------------------------------------------------------------------------------------------------

        Total current liabilities                 250,246           85,877          (85,877)                 --            250,246
----------------------------------------------------------------------------------------------------------------------------------

Long-term borrowings from banks & other            13,119          397,634         (397,634)(b)         625,000 (f)        638,119
Convertible subordinated notes                    207,000                                                                  207,000
Other noncurrent liabilities                       12,137            6,584                                                  18,721
----------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                         482,602          490,095         (483,511)            625,000          1,114,086
----------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDER'S EQUITY:
   Common stock                                       118                                                                      118
   Additional paid-in capital                     381,061                                                                  381,061
   Retained earnings                              128,663                                                                  128,663
   Accumulated other comprehensive income            (662)                                                                    (662)
   Net assets in excess of liabilities                 --          (18,549)          18,549 (b)                                 --
----------------------------------------------------------------------------------------------------------------------------------

        Total stockholders' equity                509,180          (18,549)          18,549                  --            509,180
----------------------------------------------------------------------------------------------------------------------------------

        Total liabilities and
           stockholders' equity               $   991,682          471,546         (464,962)            625,000        $ 1,623,266
==================================================================================================================================

(a) Represents remaining cash from the offering after paying the purchase price of K4 and transaction fees and expenses.

(b) Represents the elimination of those assets and liabilities of K4 that we will not acquire or assume as part of the Acquisition.

(c) Represents the excess of the purchase price for K4 over the fair value of net assets acquired.

(d) Represents the excess of the book value over the fair market value of the property, plant and equipment acquired.

(e) Represents transaction fees and expenses, which have been recorded as deferred financing costs.

(f) Represents the issuance of $425,000 of Senior Notes and $200,000 of Senior Subordinated Notes.

UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
FOR THE THREE MONTHS ENDED MARCH 31, 1999
(DOLLARS IN THOUSANDS)

                                               ----------------------------------------------------------------------------------
                                                                              PRO FORMA            PRO FORMA
                                                                              ADJUSTMENTS         ADJUSTMENTS
                                                 AMKOR            K4             FOR                 FOR              PRO FORMA
                                               HISTORICAL     HISTORICAL   K4 ACQUISITION         THE OFFERING       AS ADJUSTED
---------------------------------------------------------------------------------------------------------------------------------

Net Revenues                                   $ 419,957         29,261         (26,424)(a)                           $ 422,794
Cost of revenues, including
  revenues from ASI                              357,382         20,607         (26,424)(a)                             355,411
                                                                                  7,011 (b)
                                                                                 (3,165)(c)
                                               ----------------------------------------            ---------          ---------
   Gross Profit                                   62,575          8,654          (3,846)                  --             67,383
                                               ----------------------------------------            ---------          ---------
Operating Expenses:
   Selling, General and Administrative            30,106          1,535                                                  31,641
   Research and Development                        2,251            351                                                   2,602

                                               ----------------------------------------            ---------          ---------
        Total Operating Expenses                  32,357          1,886              --                   --             34,243
                                               ----------------------------------------            ---------          ---------
   Operating Income                               30,218          6,768          (3,846)                  --             33,140

Other (income) expense:
   Interest expense, net                           1,635         12,246         (12,246)(c)           15,528 (d)         17,163
   Foreign exchange (gain) loss                      306         (6,790)          6,790 (c)                                 306
   Other (income) expense, net                     1,622             73                                                   1,695
                                               ----------------------------------------            ---------          ---------
        Total other (income) expense               3,563          5,529          (5,456)              15,528             19,164
                                               ----------------------------------------            ---------          ---------

   Income before income taxes                     26,655          1,239          (1,610)             (15,528)            13,976

Provision for income taxes                         7,730             --              --               (3,978)(e)          3,753
                                               ----------------------------------------            ---------          ---------
        Net income                             $  18,925          1,239          (1,610)             (11,511)         $  10,224
                                               ========================================            =========          =========


BASIC NET INCOME PER COMMON SHARE              $    0.16                                                              $    0.09
                                               =========                                                              =========
DILUTED NET INCOME PER COMMON SHARE            $    0.16                                                              $    0.09
                                               =========                                                              =========
SHARES USED IN COMPUTING BASIC
NET INCOME PER COMMON SHARE                      117,860                                                                117,860
                                               =========                                                              =========
SHARES USED IN COMPUTING DILUTED
NET INCOME PER COMMON SHARE                      133,713                                                                133,713
                                               =========                                                              =========

(a) We have eliminated the processing charges that we have paid to ASI for services performed for us at the K4 factory under our supply agreements. Because we currently sell substantially all of K4's services, the net revenues from the sale of K4's services to our customers are already reflected in our historical net revenues.

(b) Represents the amortization of goodwill related to the Acquisition, assuming a ten-year life.

(c) Represents change in depreciation expense based on adjusted book values of acquired property, plant and equipment.

(d) Represents the elimination of interest expense and foreign currency losses related to the debt of K4, which we will not assume as part of the Acquisition.

(e) Represents: (1) interest expense on $625,000 of Notes at an assumed weighted average interest rate of 9.65% and (2) $656 of amortization of debt issuance costs, which are amortized over the life of the respective debt.

(f) Represents an income tax benefit due to the pro forma adjustment for interest expense.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMKOR TECHNOLOGY, INC.



                                            By: /s/ Kenneth T. Joyce
                                               ---------------------------------
                                                    Kenneth T. Joyce
                                                    Chief Financial Officer

                                            Dated:  July 30, 1999